UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   September 14, 2007
                                                        ----------------------


                              JACK IN THE BOX INC.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                   1-9390                  95-2698708
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File          (I.R.S. Employer
      of incorporation)              Number)            Identification Number)


   9330 BALBOA AVENUE, SAN DIEGO, CA                      92123
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
             ------------------------------------------------------------------
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
-------------------------------------------------------------------------------

(e) On September 14, 2007, the Compensation Committee of the Board of Directors of Jack in the Box Inc. approved a bonus program in which the named executive officers of the Company will participate for fiscal year 2008 as contemplated under the stockholder-approved Performance Bonus Plan. The bonus will be based 75% on meeting certain earnings-per-share ("EPS") goals and 25% on meeting certain return-on-invested-capital ("ROIC") goals. The Compensation Committee established threshold, targeted and maximum levels of EPS growth and ROIC growth derived from the financial forecasts of the Company. No bonus payments are to be made unless the threshold levels of EPS growth and ROIC growth are achieved. If target levels are achieved the named executive officers will receive bonus payments equal to 100% (CEO) or 75% (COO and CFO) or 65% (EVP) or 55% (other named executive officers) of base salary. If targets are exceeded, each named executive officer may earn a maximum bonus of up to 200% (CEO) or 150% (COO and CFO) or 130% (EVP) or 105% (other named executive officers) of base salary. If earned, bonuses are paid in cash after the close of the fiscal year.


                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   JACK IN THE BOX INC.

                                             By:   /s/ JERRY P. REBEL
                                                   ------------------
                                                   Jerry P. Rebel
                                                   Executive Vice President
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)
                                                   (Duly Authorized Signatory)
                                                   Date: September 18, 2007


                                       2